Exhibit 10.3

WARRANT EXCHANGE AGREEMENT

THIS WARRANT EXCHANGE AGREEMENT, dated as of December 13, 2010 (this “Agreement”) is entered into by and among Wuhan General Group (China), Inc., a Nevada corporation (the “Company”), Fame Good International Limited, a British Virgin Islands Company (“Fame Good”), and the undersigned holders of the Company’s Series C, AA, BB and/or JJ Warrants (collectively, the “Holders”).

WITNESSETH

WHEREAS, the Company currently has Series C, AA, BB and JJ warrants outstanding (the “Warrants”) representing the right to purchase an aggregate of 2,272,016 shares (the “Warrant Stock”) of the Company’s common stock, $0.0001 par value per share (the “Common Stock”);

WHEREAS, the Company has offered to exchange all or part of each Holder’s Warrants for the issuance by the Company of shares of the Company’s Common Stock, in accordance with the exchange ratios set forth herein;

WHEREAS, the Transaction (as defined below) shall be made pursuant to an exemption under the Securities Act of 1933, as amended (the “Securities Act”); and

WHEREAS, the parties desire to enter into the Transaction upon the terms and conditions herein.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, intending to be legally bound hereby, the parties hereto agree as follows:

1.           On the Closing Date (as hereinafter defined), each Holder agrees to transfer the number of shares of Warrant Stock underlying its Warrants as indicated on such Holder’s signature page hereto (the “Elected Warrant Stock”) for the issuance by the Company of (i) 1.372921615 shares of the Company’s Common Stock per share of Series C Elected Warrant Stock; (ii) 0.8203 shares of the Company’s Common Stock per share of Series AA and Series BB Elected Warrant Stock; and (iii) 0.8288 shares of the Company’s Common Stock per share of Series JJ Elected Warrant Stock (the “Transaction”).  Each Holder shall relinquish such Holder’s right, title and interest in the Elected Warrant Stock to the Company.

2.           The consummation of the Transaction is referred to in this Agreement as the “Closing.”  The “Closing Date” will be the date on which the Closing occurs.  The Closing will occur within five (5) business days following the satisfaction or waiver of the condition set forth in paragraph 8.  The Closing will take place at the offices of Troutman Sanders LLP, 600 Peachtree St., Suite 5200, Atlanta, Georgia, 30308 or at such other place as the Company and the Holders may agree.

3.           Each Holder hereby represents and warrants that as of the date hereof:

a.           it acknowledges and agrees to the terms and conditions of the Transaction as provided for herein;

b.           if the Holder is a natural person, the execution, delivery and performance by such person of this Agreement are within such person’s legal right, power and capacity, require no action by or in respect of or filing with, any governmental body, agency, or official and do not and will not contravene, or constitute a default under, any provision of applicable law or regulation or of any agreement, judgment, injunction, order, decree or other instrument to which such person is a party or by which such person or any of such person’s properties are bound.  The signature on the signature page of this Agreement is genuine, and the Holder has legal competence and capacity to execute the same, and this Agreement constitutes a valid and binding agreement of the Holder, enforceable against the Holder in accordance with its terms;

c.           if the holder is a corporation, limited liability company, trust, partnership or other entity, it is duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization;

d.           if the holder is a corporation, limited liability company, trust, partnership or other entity, it has the requisite power and authority to enter into and perform this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by such Holder and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate or partnership action, and no further consent or authorization of such Holder or its Board of Directors, stockholders, or partners, as the case may be, is required. This Agreement has been duly authorized, executed and delivered by such Holder and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Holder enforceable against the Holder in accordance with the terms hereof;

e.           the execution, delivery and performance of this Agreement and the consummation by such Holder of the transactions contemplated hereby or relating hereto do not and will not (i) if the Holder is a corporation, limited liability company, trust, partnership or other entity, result in a violation of such Holder’s charter documents or bylaws or other organizational documents or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument or obligation to which such Holder is a party or by which its properties or assets are bound, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to such Holder or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on such Holder). Such Holder is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement;

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f.           it is acquiring the Common Stock solely for its own account for the purpose of investment and not with a view to or for sale in connection with distribution. Each Holder does not have a present intention to sell the Common Stock, nor a present arrangement (whether or not legally binding) or intention to effect any distribution of the Common Stock to or through any person or entity; provided, however, that by making the representations herein and subject to Section 3(g) below, such Holder does not agree to hold the Common Stock for any minimum or other specific term and reserves the right to dispose of the Common Stock at any time in accordance with Federal and state securities laws applicable to such disposition. Each Holder acknowledges that it is able to bear the financial risks associated with an investment in the Common Stock and has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company’s stage of development so as to be able to evaluate the risks and merits of its investment in the Company;

g.           it is an “accredited investor” as defined in Regulation D promulgated under the Securities Act.  Such Holder is not required to be registered as a broker-dealer under Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such Holder is not a broker-dealer;

h.           it understands that the Common Stock must be held indefinitely unless such Common Stock is registered under the Securities Act or an exemption from registration is available. Such Holder acknowledges that such Holder is familiar with Rule 144, promulgated pursuant to the Securities Act (“Rule 144”), and that such person has been advised that Rule 144 permits resales only under certain circumstances. Such Holder understands that to the extent that Rule 144 is not available, such Holder will be unable to sell any of the Common Stock without either registration under the Securities Act or the existence of another exemption from such registration requirement;

i.           such Holder understands that the Common Stock is being offered and sold in reliance on a transactional exemption from the registration requirement of Federal and state securities laws and the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Holder set forth herein in order to determine the applicability of such exemptions and the suitability of such Holder to acquire the Common Stock;

j.           it has not agreed to act with any other Holder for the purpose of acquiring, holding, voting or disposing of the Common Stock acquired hereunder for purposes of Section 13(d) under the Exchange Act, and each Holder is acting independently with respect to its investment in the Common Stock;

k.           it has not exercised, assigned, pledged or hypothecated the Warrants (or the Elected Warrant Stock), in part or in whole; and

l.           it has delivered this Agreement together with its Series C, AA, BB and/or JJ Warrant certificate(s) (or a properly completed Affidavit of Lost, Stolen or Destroyed Securities) exercisable for the Elected Warrant Stock to Juliet G. Sy at Troutman Sanders LLP, 600 Peachtree Street, N.E., Suite 5200, Atlanta, Georgia 30308.

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4.           Each Holder hereby agrees to indemnify and hold harmless the Company, its officers, directors, successors and assigns, and any person now or hereafter acting as the Company’s transfer agent or acting in any similar capacity, from and against any and all liability, loss, damage and expense in connection with, or arising out of such person’s actions in accordance with the terms of this Agreement.

5.           The Company hereby represents and warrants that as of the date hereof:

a.           it is duly incorporated, validly existing and in good standing under the laws of the State of Nevada;

b.           it has the requisite power and authority to enter into and perform this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors is required. This Agreement has been duly authorized, executed and delivered by the Company and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Company enforceable against the Company in accordance with the terms hereof;

c.           the execution, delivery and performance of this Agreement and the consummation by the Company of the transactions contemplated hereby or relating hereto do not and will not (i) result in a violation of the Company’s organizational documents or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument or obligation to which the Company is a party or by which its properties or assets are bound, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to the Company or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on the Company). The Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement; and

d.           it has not provided any of the Holders with any material non-public information concerning the Company in connection with this Agreement and the transactions contemplated hereby.

6.           Each Holder hereby covenants that:

a.           between the date hereof and the Closing Date, such Holder shall not take any action that would, or that could reasonably be expected to, result in any of the representations and warranties of the Holder set forth in this Agreement becoming untrue; and

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b.           if the holder is a corporation, limited liability company, trust, partnership or other entity, it will, between the date hereof and the Closing Date, maintain its existence and good standing in its jurisdiction of organization and in each jurisdiction in which the ownership or leasing of its property or the conduct of its business requires such qualification, and that it will not amend or modify its charter documents.

7.           The Company hereby covenants that between the date hereof and the Closing Date, the Company shall not take any action that would, or that could reasonably be expected to, result in any of the representations and warranties of the Company set forth in this Agreement becoming untrue.

8.           The respective obligations of each party to effect the transactions contemplated by this Agreement will be subject to the Company obtaining, at or prior to the Closing, the approval of at least a majority of its stockholders of the Company’s issuance of its Common Stock in the Transaction.

9.           Fame Good hereby agrees to vote all of its shares of Common Stock in favor of approving the Transaction when and at such time as the Company shall seek the approval of its stockholders to issue Common Stock as contemplated by the Transaction.

10.          Miscellaneous.

a.           This Agreement and the rights of the parties hereunder shall be governed by and construed in accordance with the laws of the State of New York without regard to conflict of law principles.

b.           This Agreement constitutes the entire agreement between the parties regarding the subject transaction, superseding any prior agreements or understandings between them, and shall be binding upon the Holder and Holder’s permitted assigns and shall inure to the benefit of the Company and its successors and assigns.

c.           This Agreement may be executed in several counterparts, including by way of facsimile or electronic transmission, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, this Agreement is accepted as of the date first written above.

“Company”

WUHAN GENERAL GROUP (CHINA), INC.

By:	/s/ Philip Lo_______________________
Name: Philip Lo
Title: Chief Financial Officer

“Fame Good”

FAME GOOD INTERNATIONAL LIMITED

By:	/s/ Xu Jie
Name: Xu Jie
Title: Director

HOWARD B. LANDERS and CINDY E. LANDERS,
as Tenants by the Entirety

/s/ Howard B. Landers and Cindy E. Landers as TBE

Address:
9881 SW 131 Street
Miami, FL 33176

Number of shares of Warrant Stock underlying	0
Series C Warrant to be exchanged under
the Warrant Exchange Agreement:

Number of shares of Warrant Stock underlying	24,691
Series AA Warrant to be exchanged under
the Warrant Exchange Agreement:

Number of shares of Warrant Stock underlying	15,286
Series BB Warrant to be exchanged under
the Warrant Exchange Agreement:

Number of shares of Warrant Stock underlying	25,476
Series JJ Warrant to be exchanged under
the Warrant Exchange Agreement:

Number of shares of Common Stock to be issued in exchange for Warrant Stock:	53,908

A. RAINEY GRAY

/s/ A. Rainey Gray

Address:

800 Sawyer Bend Court
Franklin, TN 37069

Number of shares of Warrant Stock underlying	41,150
Series C Warrant to be exchanged under
the Warrant Exchange Agreement:

Number of shares of Warrant Stock underlying	24,691
Series AA Warrant to be exchanged under
the Warrant Exchange Agreement:

Number of shares of Warrant Stock underlying	15,286
Series BB Warrant to be exchanged under
the Warrant Exchange Agreement:

Number of shares of Warrant Stock underlying	25,476
Series JJ Warrant to be exchanged under
the Warrant Exchange Agreement:

Number of shares of Common Stock to be issued in exchange for Warrant Stock:	110,403

ANDREW TUSSING

/s/ Andrew Tussing

Address:

10212 Little Brick House Court
Ellicott City, MD 21042

Number of shares of Warrant Stock underlying	20,575
Series C Warrant to be exchanged under
the Warrant Exchange Agreement:

Number of shares of Warrant Stock underlying	12,345
Series AA Warrant to be exchanged under
the Warrant Exchange Agreement:

Number of shares of Warrant Stock underlying	7,643
Series BB Warrant to be exchanged under
the Warrant Exchange Agreement:

Number of shares of Warrant Stock underlying	12,738
Series JJ Warrant to be exchanged under
the Warrant Exchange Agreement:

Number of shares of Common Stock to be issued in exchange for Warrant Stock:	55,201

LI JUN

/s/ Li Jun

Address:	Rm 1201, Building #69
Lane 1881 Dongfang Road
Pudong District
Shanghai
PR China

Number of shares of Warrant Stock underlying	0
Series C Warrant to be exchanged under
the Warrant Exchange Agreement:

Number of shares of Warrant Stock underlying	123,451
Series AA Warrant to be exchanged under
the Warrant Exchange Agreement:

Number of shares of Warrant Stock underlying	76,429
Series BB Warrant to be exchanged under
the Warrant Exchange Agreement:

Number of shares of Warrant Stock underlying	127,381
Series JJ Warrant to be exchanged under
the Warrant Exchange Agreement:

Number of shares of Common Stock to be issued in exchange for Warrant Stock:	269,535

JOHN STARR and ELIZABETH STARR,
as Tenants by the Entirety

/s/ John Starr and Elizabeth Starr

Address:

161 Spring House Road
Fairfield, CT 06824

Number of shares of Warrant Stock underlying	265,380
Series C Warrant to be exchanged under
the Warrant Exchange Agreement:

Number of shares of Warrant Stock underlying	159,228
Series AA Warrant to be exchanged under
the Warrant Exchange Agreement:

Number of shares of Warrant Stock underlying	98,579
Series BB Warrant to be exchanged under
the Warrant Exchange Agreement:

Number of shares of Warrant Stock underlying	164,298
Series JJ Warrant to be exchanged under
the Warrant Exchange Agreement:

Number of shares of Common Stock to be issued in exchange for Warrant Stock:	711,995

JAY GUTTERMAN and CINDY GUTTERMAN,
as Tenants by the Entirety

/s/ Jay Gutterman and Cindy Gutterman

Address:

Number of shares of Warrant Stock underlying	20,000
Series C Warrant to be exchanged under
the Warrant Exchange Agreement:

Number of shares of Warrant Stock underlying	99,686
Series AA Warrant to be exchanged under
the Warrant Exchange Agreement:

Number of shares of Warrant Stock underlying	61,716
Series BB Warrant to be exchanged under
the Warrant Exchange Agreement:

Number of shares of Warrant Stock underlying	102,861
Series JJ Warrant to be exchanged under
the Warrant Exchange Agreement:

Number of shares of Common Stock to be issued in exchange for Warrant Stock:	245,108

STEVE SWAIN

/s/ Steve Swain

Address:

Number of shares of Warrant Stock underlying	100,000
Series C Warrant to be exchanged under
the Warrant Exchange Agreement:

Number of shares of Warrant Stock underlying	59,999
Series AA Warrant to be exchanged under
the Warrant Exchange Agreement:

Number of shares of Warrant Stock underlying	37,146
Series BB Warrant to be exchanged under
the Warrant Exchange Agreement:

Number of shares of Warrant Stock underlying	61,911
Series JJ Warrant to be exchanged under
the Warrant Exchange Agreement:

Number of shares of Common Stock to be issued in exchange for Warrant Stock:	268,292

SPRING HOUSE CAPITAL, LLC

By:	/s/ John H. Starr
Name: John H. Starr
Title: President

Address:

161 Spring House Road
Fairfield, CT 06824

Number of shares of Warrant Stock underlying	188,605
Series C Warrant to be exchanged under
the Warrant Exchange Agreement:

Number of shares of Warrant Stock underlying	113,162
Series AA Warrant to be exchanged under
the Warrant Exchange Agreement:

Number of shares of Warrant Stock underlying	70,060
Series BB Warrant to be exchanged under
the Warrant Exchange Agreement:

Number of shares of Warrant Stock underlying	116,767
Series JJ Warrant to be exchanged under
the Warrant Exchange Agreement:

Number of shares of Common Stock to be issued in exchange for Warrant Stock:	506,014